EXHIBIT 10.5


                          THIRD AMENDMENT AND AGREEMENT
                          -----------------------------


                  THIRD AMENDMENT AND AGREEMENT (this "Amendment"), dated as of June 29, 2001, among HQ GLOBAL HOLDINGS, INC., a Delaware corporation (the "Parent"), HQ GLOBAL WORKPLACES, INC., a Delaware corporation (the "Borrower"), certain Banks party to the Credit Agreement referred to below, ING (U.S.) CAPITAL LLC, as managing agent (the "Managing Agent"), BANKERS TRUST COMPANY, as syndication agent and co-arranger (the "Syndication Agent"), CITICORP REAL ESTATE, INC., as documentation agent and co-arranger (the "Documentation Agent"), and BNP PARIBAS (f/k/a Paribas), as administrative agent and arranger (the "Administrative Agent" and, together with the Managing Agent, the Syndication Agent and the Documentation Agent, collectively, the "Agents" and each, an "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                              - - - - - - - - - -


                  WHEREAS, the Parent, the Borrower, the Banks and the Agents are parties to the Credit Agreement, dated as of January 16, 1997, amended and restated as of November 6, 1998, further amended and restated as of August 3, 1999, and further amended and restated as of May 31, 2000 (as so amended and restated and as the same has been further amended, modified and/or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Parent and the Borrower have requested, and the Agents and the Banks party hereto have agreed, to the amendments to the Credit Agreement and the agreements provided herein, in each case on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

I.       Amendments and Agreements.
         -------------------------

                  1. Notwithstanding anything to the contrary contained in Sections 3.02(A)(f) and 8.16(b) of the Credit Agreement, the net cash proceeds received by the Parent on the Third Amendment Effective Date (as defined below) from the Initial Series B PIK Preferred Stock Financing (as defined in the Credit Agreement after giving effect to this Amendment) shall not be required to be applied in accordance with the terms of such Sections.

                  2. Section 4.16 of the Credit Agreement is hereby amended by
(i) deleting the text "13.5% Series A Convertible Cumulative Preferred Stock with an aggregate liquidation preference of $195,000,000 (such preferred stock, together with any subsequent issuances thereof in accordance with the terms hereof, the "PIK Preferred Stock")" appearing in clause (d) of said Section and inserting the text "Series A PIK Preferred Stock with an aggregate liquidation preference of $195,000,000 pursuant to the Initial Series A PIK Preferred Equity Financing" in lieu thereof, (ii) deleting the text "shares of PIK Preferred Stock" appearing in clause (d) of said Section and inserting the text "shares of Series A PIK Preferred Stock" in lieu thereof, (iii) inserting the text "Initial Series A" immediately prior to the text "PIK Preferred Stock Purchase Agreements" appearing in clause (d) of said Section, (iv) inserting the text "Initial Series A" immediately prior to the text "PIK Preferred Stock Documents" in each place such text appears in clause (g) of said Section and (v) inserting the text "Initial Series A PIK" immediately prior to the text "Preferred Equity Financing" appearing in clause (g) of said Section.

                  3. Section 6.05(c) of the Credit Agreement is hereby amended by deleting the text "PIK Preferred Stock" appearing in said Section and inserting the text "Series A PIK Preferred Stock issued pursuant to the Initial Series A PIK Preferred Equity Financing" in lieu thereof.

                  4. Section 6.14(a) of the Credit Agreement is hereby amended by deleting the text "PIK Preferred Stock" appearing in said Section and inserting the text "Series A PIK Preferred Stock" in lieu thereof.

                  5. Section 6 of the Credit Agreement is hereby further amended by inserting the following new Sections 6.34 and 6.35 at the end of said
Section:

                     "6.34 Legal Names; Jurisdiction and Type of Organization, etc. As of the Third Amendment Effective Date, the exact legal name, the jurisdiction of organization, the type of organization and the organizational identification number (if applicable) of the Parent and each of its Subsidiaries are listed on Schedule XXII."

                     6.35 Revised Security Agreement and Pledge Agreement Schedules. The revised schedules to the Pledge Agreement and the Security Agreement furnished pursuant to Section 7.22 are true and correct in all material respects as of the date of their delivery, and accurately present in all material respects all information which was originally required to be scheduled pursuant to the Pledge Agreement and Security Agreement on the Third Restatement Effective Date, but modified to reflect any changes which occurred between the Third Restatement Effective Date and such date of delivery.".

                  6. Section 7.14(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following new Section 7.14(a) in lieu thereof:

                     "(a) Parent shall pay all dividends owing on any outstanding Series of PIK Preferred Stock through the issuance of additional PIK Preferred Stock of such Series (or, alternatively, through an increase in the aggregate liquidation preference of the outstanding PIK Preferred Stock of such Series), rather than in cash, to the maximum extent permitted by the relevant PIK Preferred Stock Documents governing such Series of PIK Preferred Stock.".

                  7. Section 7.19(a) of the Credit Agreement is hereby amended by inserting the text "Initial Series A PIK" immediately prior to the text "Preferred Equity Financing" appearing in said Section.

                  8. Section 7 of the Credit Agreement is hereby further amended by inserting the following new Sections 7.21, 7.22 and 7.23 at the end of said
Section:

                     "7.21. Occupancy and Liquidity. The Borrower will deliver to the Agents and the Banks a Core U.S. Centers Occupancy Report and a Liquidity Statement, in each case, on the second Business Day of each month and on the 16th day of each month (or, if such 16th day is not a Business Day, the next Business Day following such 16th day).

                     7.22 Revised Security Agreement and Pledge Agreement Schedules. Within thirty (30) days following the Third Amendment Effective Date, the Parent and the Borrower shall have furnished, and shall cause each other Credit Party to furnish, to the Administrative Agent revised schedules to the Pledge Agreement and the Security Agreement, in each case, certified by the general counsel of the Parent as being accurate as of the date of such delivery.

                     7.23 Consultant. The Parent and the Borrower shall deliver, or cause to be delivered, to the Agents and the Banks any document or any other information produced by a Consulting Firm (as defined in the Mezzanine Subordinated Note Purchase Agreement) following the hiring of any such Consulting Firm as contemplated in Section 8.15 of the Mezzanine Subordinated Note Purchase Agreement, and shall ensure that the Agents and the Banks have the same access as the Purchasers (as defined in the Mezzanine Subordinated Note Purchase Agreement) to, and the same opportunity to consult with, such Consulting Firm regarding their analysis and findings in respect of the Parent and its Subsidiaries.".

                  9. Notwithstanding anything to the contrary contained in Sections 7.15, 8.06 and 8.08 of the Credit Agreement, the Parent, the Borrower and the Banks hereby agree that, on and after the Third Amendment Effective Date, the Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, (i) make any Capital Expenditures other than (x) Maintenance and Up-Grade Capital Expenditures, to the extent made in accordance with the requirements of Section 8.08 of the Credit Agreement and (y) additional Capital Expenditures (excluding Maintenance and Up-Grade Capital Expenditures) which the Parent or any of its Subsidiaries is contractually bound to make as of the Third Amendment Effective Date, to the extent same (when made) are made in accordance with the requirements of Section 8.08 of the Credit Agreement, (ii) commit, or agree, to make any Capital Expenditures other than Maintenance and Up-Grade Capital Expenditures, to the extent same are (or when made will be) permitted to be made in accordance with the requirements of Section 8.08 of the Credit Agreement or (iii) consummate any Permitted Acquisition (or agree to do the same), provided that, if (x) the chief financial officer or controller of the Parent delivers a compliance certificate pursuant to Section 7.01(f) of the Credit Agreement in respect of the fiscal year of the Parent ending on December 31, 2001 complying with the requirements of said Section (including a statement that no Default or Event of Default has occurred or is continuing) and (y) the Administrative Agent is presented with evidence to its satisfaction that no Default or Event of Default has occurred or is continuing at such time, the restrictions contained in this Section 3 of Part I of this Amendment shall no longer be in effect.

                  10. Section 8.03 of the Credit Agreement is hereby amended by deleting clause (iii) of said Section in its entirety and inserting the following new clause (iii) in lieu thereof:

                     "(iii) the Parent may pay regularly accruing Dividends with respect to any Series of PIK Preferred Stock (whether outstanding on the Third Restatement Effective Date or issued thereafter pursuant to the terms of this Agreement) through the issuance of additional shares of such Series of PIK Preferred Stock (or, alternatively, through an increase in the aggregate liquidation preference of such outstanding Series of PIK Preferred Stock by the amount of accumulated dividends thereunder) (but not in cash) in accordance with the terms of the relevant PIK Preferred Stock Documents governing such Series of PIK Preferred Stock,".

                  11. Section 8.07 of the Credit Agreement is hereby amended by inserting the text "Series A" immediately prior to the text "PIK Preferred Stock" appearing in said Section.

                  12. Section 8.09 of the Credit Agreement is hereby amended by
(i) deleting the ratio "1.00:1.00" appearing in the table in said Section opposite the fiscal quarter ending June 30, 2001 and inserting the ratio "0.16:1.00" in lieu thereof and (ii) deleting the date "September 30, 2001" together with the ratio "1.00:1.00" set forth opposite such date, in each case, appearing in the table in said Section.

                  13. Section 8.10 of the Credit Agreement is hereby amended by
(i) deleting the ratio "2.25:1.00" appearing in the table in said Section opposite the fiscal quarter ending June 30, 2001 and inserting the ratio "1.64:1.00" in lieu thereof and (ii) deleting the ratio "2.50:1.00" appearing in the table in said Section opposite the fiscal quarter ending September 30, 2001 and inserting the ratio "0.83:1.00" in lieu thereof.

                  14. Section 8.11 of the Credit Agreement is hereby amended by
(i) deleting the ratio "3.50:1.00" appearing in the table in said Section opposite the fiscal quarter ending June 30, 2001 and inserting the ratio "5.69:1.00" in lieu thereof and (ii) deleting the ratio "3.25:1.00" appearing in the table in said Section opposite the fiscal quarter ending September 30, 2001 and inserting the ratio "11.49:1.00" in lieu thereof.

                  15. Section 8.12 of the Credit Agreement is hereby amended by
(i) deleting the ratio "2.50:1.00" appearing in the table in said Section opposite the fiscal quarter ending June 30, 2001 and inserting the ratio "3.67:1.00" in lieu thereof and (ii) deleting the ratio "2.25:1.00" appearing in the table in said Section opposite the fiscal quarter ending September 30, 2001 and inserting the ratio "7.43:1.00" in lieu thereof.

                  16. Section 8.13 of the Credit Agreement is hereby amended by
(i) deleting the amount "$105,000,000" appearing in the table in said Section opposite the fiscal quarter ending June 30, 2001 and inserting the amount "$63,000,000" in lieu thereof and (ii) deleting the amount "$108,000,000" appearing in the table in said Section opposite the fiscal quarter ending September 30, 2001 and inserting the amount "$31,000,000" in lieu thereof.

                  17. Section 8.16(b) of the Credit Agreement is hereby amended by deleting the text "(ii) the issuance of PIK Preferred Stock pursuant to the Preferred Equity Financing" appearing in said Section and inserting the text "(ii) the issuance of PIK Preferred Stock pursuant to the relevant Preferred Equity Financing therefor," in lieu thereof.

                  18. Section 8.17 of the Credit Agreement is hereby amended by inserting the following new clause (c) at the end thereof:

                     "(c) The Borrower will not, and will not permit any of its Subsidiaries to, make any prepayment in respect of any of their accounts payable at any time prior to the scheduled payment date for the respective account payable, provided that, the Borrower or such Subsidiary shall be permitted to make a prepayment of an account payable prior to its scheduled payment date, so long as such prepayment is otherwise made at a time, and in a manner, consistent with the Borrower's or such Subsidiary's past practices for the payment of accounts payable (as such practices are in effect on the Third Amendment Effective Date).".

                  19. Section 8 of the Credit Agreement is hereby further amended by inserting the following new Sections 8.21, 8.22 and 8.23 at the end thereof:

                     "8.21 Average Core U.S. Centers Occupancy Rate. The Parent and the Borrower will not permit the Average Core U.S. Centers Occupancy Rate at any time to be less than seventy percent (70%).

                     8.22 Legal Name, Jurisdiction of Organization, etc. Each of the Parent and the Borrower will not, and will not permit any Subsidiary Guarantor to, change its legal name, jurisdiction of organization, its type of organization or its organizational identification number (if applicable) until (i) in the case of such new name, jurisdiction of organization and/or type of organization, it shall have given to the Administrative Agent not less than 15 days' prior written notice of intention so to do, clearly describing such new name, jurisdiction of organization and/or type of organization and providing such other information in connection therewith as the Administrative Agent may reasonably request, (ii) in the case of a new organizational identification number, it shall have given to the Administrative Agent upon receipt thereof prompt written notice of such change, specifying such new number and (iii) it shall have taken all actions reasonably requested by the Administrative Agent and/or the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted by the respective Security Document at all times fully perfected and in full force and effect.

                     8.23 Consulting Firm. The Parent and the Borrower will not, and will not permit any of their respective Subsidiaries to, without the consent of the Administrative Agent, pay (or enter into any agreement to pay) fees and expenses in an aggregate amount in excess of $300,000 to any Consulting Firm (as defined in the Mezzanine Subordinated Note Purchase Agreement) for a four-week engagement as contemplated by Section 8.15 of the Mezzanine Subordinated Note Purchase Agreement.".

                  20. Section 9.03 of the Credit Agreement is hereby amended by inserting the text ", 7.21, 7.22" immediately following the text "7.17" appearing in clause (i) of said Section.

                  21. The definition of "Consolidated EBITDA" appearing in
Section 10 of the Credit Agreement is hereby amended by (x) redesignating clause
(v) therein as clause (vi) and (y) inserting following new clause (v) immediately following the comma at the end of clause (iv)(y) therein:

                     "(v) to the extent deducted in determining Consolidated Net Income for such period, one-time non-cash restructuring charges incurred by the Parent and/or any its Subsidiaries in the fiscal quarter of the Parent ended June 30, 2001, so long as the aggregate amount of such non-cash restructuring charges incurred by the Parent and its Subsidiaries (and added back to Consolidated EBITDA during such period) do not exceed $10,000,000,".

                  22. The definition of "Transaction" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text "Preferred Equity Financing" appearing in said definition and inserting the text "Initial Series A PIK Preferred Equity Financing" in lieu thereof.

                  23. Section 10 of the Credit Agreement is hereby further amended by (i) deleting the definitions of "PIK Preferred Stock", "PIK Preferred Stock Documents", "PIK Preferred Stock Purchase Agreements" and "Preferred Equity Financing" appearing in said Section and (ii) inserting the following new definitions in the appropriate alphabetical order in said Section:

                     "Additional Series A PIK Preferred Equity Financing" shall mean the issuance of 613,165,643 shares of Series A PIK Preferred Stock with an aggregate liquidation preference of $25,000,000 on the First Amendment Effective Date pursuant to, and in accordance with the terms of, the relevant Series A PIK Preferred Stock Documents.

                     "Average Core U.S. Centers Occupancy Rate" shall mean, at any time, a fraction (expressed as a percentage) (x) the numerator of which shall be the sum of the two most recent Core U.S. Centers Occupancy Rates reported on the two Core U.S. Centers Occupancy Reports most recently delivered (or required to be delivered) pursuant to Section 7.21 and (y) the denominator of which shall be 2.

                     "Certificates of Designations" shall mean, collectively, any certificate of designation filed by the Parent in connection with any issuance of any Series of PIK Preferred Stock on or after the Third Restatement Effective Date.

                     "Core U.S. Centers" shall mean any Real Property owned or leased by the Borrower or any of its Subsidiaries which, in each case
          (x) is located in the United States and (y) has office space available to be leased to, or subject to a Lease to, customers of the Borrower or any of its Subsidiaries, which office space has been available to, and/or leased to, customers of the Borrower or any of its Subsidiaries for at least twelve months.

                     "Core U.S. Centers Occupancy Rate" for any determination pursuant to a Core U.S. Centers Occupancy Report shall mean, as at the end of the two-week period in respect of which such report has been (or is required to be) delivered pursuant to Section 7.21, a percentage equal to (x) a fraction, the numerator of which shall be the number of offices in the Borrower's and its Subsidiaries' Core U.S. Centers subject to a Lease at such time, and the denominator of which shall be the total number of offices in the Borrower's and its Subsidiaries' Core U.S. Centers subject to a Lease or available to be Leased at such time, multiplied by (y) 100.

                     "Core U.S. Centers Occupancy Report" shall mean the "Bi-Weekly Available Office Report - Time Series Occupancy Summary" substantially in the form of Exhibit P and otherwise in form and substance satisfactory to the Administrative Agent, which report shall include, without limitation, the calculation of the Core U.S. Center Occupancy Rate as at the end of the two-week period in respect of which such report has been (or is required to be) delivered pursuant to Section 7.21.

                     "First Amendment" shall mean the First Amendment and Consent to this Agreement, dated as of August 11, 2000.

                     "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

                     "Initial Series A PIK Preferred Equity Financing" shall mean the issuance by Parent of 4,782,692 shares of Series A PIK Preferred Stock with an aggregate liquidation preference of $195,000,000 on the Third Restatement Effective Date pursuant to, and in accordance with the terms of, the relevant Initial Series A PIK Preferred Stock Documents.

                     "Initial Series A PIK Preferred Stock Documents" shall mean the Series A PIK Preferred Stock issued on the Third Restatement Effective Date, the Initial Series A PIK Preferred Stock Purchase Agreements, the Certificate of Designation in respect of the Series A PIK Preferred Stock and the other agreements, documents and instruments entered into in connection with the issuance of Series A PIK Preferred Stock on the Third Restatement Effective Date, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                     "Initial Series A PIK Preferred Stock Purchase Agreements" shall mean the Purchase Agreements, dated as of May 31, 2000, each between FrontLine and an Equity Investor, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                     "Initial Series B PIK Preferred Equity Financing" shall mean the issuance by the Parent of 367,899,386 shares of Series B PIK Preferred Stock with an aggregate liquidation preference of $15,000,000 on the Third Amendment Effective Date pursuant to, and in accordance with the terms of, the relevant Initial Series B PIK Preferred Stock Documents.

                     "Initial Series B PIK Preferred Stock Documents" shall mean the Series B PIK Preferred Stock issued on the Third Amendment Effective Date, the Initial Series B PIK Preferred Stock Subscription Agreements, the Certificate of Designation in respect of the Series B PIK Preferred Stock and the other agreements, documents and instruments entered into in connection with the issuance of Series B PIK Preferred Stock on the Third Amendment Effective Date, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                     "Initial Series B PIK Preferred Stock Subscription Agreements" shall mean the Subscription Agreements, dated as of June 29, 2001 entered into in connection with the issuance of Series B PIK Preferred Stock on the Third Amendment Effective Date, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                     "Liquidity Statement" shall mean a statement of the chief financial officer or controller of the Parent substantially in the form of Exhibit Q to the Credit Agreement and otherwise in form and substance satisfactory to the Administrative Agent, (x) certifying as to the amount of the Total Unutilized Revolving Loan Commitment plus the cash balances of the Parent and its Subsidiaries' in their respective U.S. bank accounts, in each case, as at the end of the two-week period in respect of which such statement has been delivered pursuant to Section 7.21 and (y) setting forth (in reasonable detail) the computations thereof.

                     "PIK Preferred Stock" shall mean, collectively, the Series A PIK Preferred Stock and the Series B PIK Preferred Stock.

                     "PIK Preferred Stock Documents" shall mean, collectively, the Series A PIK Preferred Stock Documents and the Series B PIK Preferred Stock Documents.

                     "Preferred Equity Financing" shall mean, collectively, (i) the Initial Series A PIK Preferred Equity Financing, (ii) the Additional Series A PIK Preferred Equity Financing and (iii) the Initial Series B PIK Preferred Equity Financing.

                     "Series" of PIK Preferred Stock shall mean each series of such PIK Preferred Stock, with there being two series of PIK Preferred Stock (i.e., Series A PIK Preferred Stock and Series B PIK Preferred Stock).

                     "Series A PIK Preferred Stock" shall mean Parent's 13.5% Series A Convertible Cumulative Preferred Stock issued in accordance with the Certificate of Designation therefor and the terms of this Agreement.

                  "Series A PIK Preferred Stock Documents" shall mean the Series A PIK Preferred Stock, the Initial Series A PIK Preferred Stock Documents and the other agreements, documents and instruments entered into in connection with the issuance of Series A PIK Preferred Stock, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof

                  "Series B PIK Preferred Stock" shall mean Parent's 18% Series B Convertible Cumulative Preferred Stock issued in accordance with the Certificate of Designation therefor and the terms of this Agreement.

                  "Series B PIK Preferred Stock Documents" shall mean the Series B PIK Preferred Stock, the Initial Series B PIK Preferred Stock Documents and the other agreements, documents and instruments entered into in connection with the issuance of Series B PIK Preferred Stock, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof

                  "Third Amendment" shall mean the Third Amendment and Agreement to this Agreement, dated as of June 29, 2001.

                  "Third Amendment Effective Date" shall have the meaning provided in the Third Amendment.

                  24. The Credit Agreement is hereby further amended by (x) adding Exhibits P and Q thereto in the forms of Exhibits P and Q, respectively, attached hereto and (y) adding new Schedule XXII in the form of Schedule XXII attached hereto.

                  25. The Banks hereby waive any Event of Default under Section
8.02 of the Credit Agreement that has occurred prior to the Third Amendment Effective Date solely as a result of the merger of the Subsidiaries of the Borrower set forth on Annex A hereto with and into the Borrower (with, in each case, the Borrower being the surviving entity), provided that such Event of Default shall only be waived to the extent that, on or prior to the date occurring thirty (30) days following the Third Amendment Effective Date, the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of the Borrower acquired from such Subsidiaries by way of merger shall be in full force and effect and perfected in the name of the Borrower (to at least the same extent as such security interest was in full force and effect and perfected in the name of each such Subsidiary immediately prior to the respective mergers).

II.      Certain Acknowledgments and Agreements.
         --------------------------------------

                  1. For the avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Credit Documents (each Credit Document as amended, restated, modified and/or supplemented through and including the date hereof) to which it is a party, including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

                  2. Each Credit Party, by its execution (or acknowledgment, as the case may be) and delivery of this Amendment, hereby consents to the extensions of credit pursuant to the Credit Agreement (including, without limitation, as amended by this Amendment). Each Credit Party further acknowledges and agrees to the provisions of this Amendment and hereby agrees for the benefit of the Banks that all extensions of credit (including as contemplated by this Amendment) pursuant to the Credit Agreement (including, without limitation, as amended by this Amendment, and as same may be further amended, restated, modified and/or supplemented from time to time) shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Credit Documents, as applicable.

                  3. In order to induce the Banks to enter into this Agreement, each Credit Party hereby remises, releases and forever discharges, and by these presents do for their Subsidiaries (direct or indirect), and for themselves and their predecessors, successors, affiliates and assigns (each, a "Releasor"), remise, release and forever discharge, the Agents, the Collateral Agent, each Bank, and their predecessors, affiliates, subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees or agents, of and from all manner of actions at law or equity, all causes of action for damages, costs, debts, sums of money, accounts, bills, rights of indemnity, breach of contract, provision of labor or materials, loss of use, loss of services, expenses, compensation, consequential or punitive damages, equitable subordination, avoidance of preferential or fraudulent transfers, or any other thing whatever, arising by virtue of actions taken, actions omitted to be taken or the occurrence of any other event on or prior to the Third Amendment Effective Date, relating in any way to (i) this Amendment, the Credit Agreement, the Obligations or any other Credit Document, (ii) any claims (including, without limitation, for contribution or indemnification) which have or could have arisen out of any of the transactions contemplated by this Amendment or the Credit Documents or any other proceedings that have been brought or may be brought by any party hereto or to any Credit Document or any third party relating to the Credit Documents or the transactions contemplated thereby, (iii) any acts, transactions or events that are the subject matter of this Amendment or the Credit Documents or (iv) the prosecution of any claims or any settlement negotiations which such Releasor ever had, now or which it, its Subsidiaries (direct or indirect), or its successors or assigns hereafter can, shall or may have against the Agents, each Bank, and their predecessors, affiliates, Subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees or agents, by reason of (with respect to each of clauses (i)-(iv) above) any matter, cause or thing whatsoever on or prior to the Third Amendment Effective Date relating to this Amendment or the Credit Documents; provided, however, that nothing herein shall be construed or deemed to release any covenants or agreements contained herein or in any Credit Document so long as such Credit Document shall remain in full force and effect.

                  4. Each Credit Party hereby acknowledges and agrees that the Obligations are secured by valid and enforceable first priority liens and security interests granted by the Credit Parties to the Collateral Agent, for the ratable benefit of the Banks, upon all of the Collateral, subject only to Permitted Liens. The Obligations and the liens and security interests of the Collateral Agent, for the ratable benefit of the Banks, in the Collateral are not subject to avoidance, defense, objection, action, counterclaim, setoff or subordination, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally. The Obligations constitute legal, valid and binding obligations of each Credit Party, enforceable in accordance with the terms of the Credit Documents and pursuant to applicable law, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and subject to the limitations imposed by general equitable principles (regardless whether such enforceability is considered in a proceeding at law or in equity). Furthermore, no Credit Party will use any of its cash or other assets to object to or contest in any manner, or raise any objections, counterclaims or defenses to, the validity, perfection, priority or enforceability of the claims or liens of the Agents, the Collateral Agent and the Banks, or to investigate or assert any claims or causes of action arising on or prior to the Third Amendment Effective Date against the Agents, the Collateral Agent or the Banks.

                  5. Except as expressly set forth in this Amendment, each of the undersigned hereby acknowledges and agrees that the execution and delivery by the Agents, the Collateral Agent and the Banks of this Agreement shall not be deemed (i) to create a course of dealing or otherwise obligate the Agents, the Collateral Agent or the Banks to forbear or execute similar agreements under the same or similar circumstances in the future, (ii) to modify, relinquish or impair any right of the Agents, the Collateral Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment, (iii) to waive any right of the Banks to receive interest at an increased rate as a result of any Events of Default that may occur under the Credit Agreement, (iv) to obligate the Banks to make or agree to make any extension of credit if all conditions precedent thereto under the Credit Agreement are not satisfied, (v) to obligate the Banks in any way to forbear from individually or collectively enforcing remedies under the Credit Agreement or any other Credit Document in any manner, (vi) to be a commitment from any of the Banks to forbear or "stand still", (vii) an acknowledgment of the absence of a material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Parent and its Subsidiaries taken as a whole since December 31, 1999 or (viii) to otherwise limit or modify in any way the representation contained in the last sentence of Section 6.05(a) of the Credit Agreement and required to be made by the Borrower in connection with each Credit Event. Except as expressly set forth in this Amendment, no past or future forbearance on the part of any of the Banks should be viewed as a limitation upon or waiver of the absolute right and privilege of the Banks in exercising rights and remedies that currently exist or may exist after the Third Amendment Effective Date.

                  6. By their execution and delivery of this Amendment, the Banks hereby expressly agree to the terms and conditions contained in each of
(i) the First Amendment to the Mezzanine Subordinated Note Purchase Agreement, dated as of March 26, 2001 and (ii) the Second Amendment, Agreement and Waiver to the Mezzanine Subordinated Note Purchase Agreement, dated as of June 29, 2001.

                  7. By its execution and delivery hereof, each Credit Party authorizes the Collateral Agent and/or the Administrative Agent to file financing statements, in a form acceptable to the Collateral Agent (including, without limitation, (x) financing statements which list the Collateral specifically and/or "all assets" as collateral and (y) "in lieu of" financing statements), without the signature of such Credit Party where permitted by law.

III.     Miscellaneous.
         -------------

                  1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  4. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office, (ii) the Parent, the Borrower and the Required Purchasers (as defined in the Mezzanine Subordinated Note Purchase Agreement) shall have duly authorized, executed and delivered an amendment to the Mezzanine Subordinated Note Purchase Agreement in form and substance satisfactory to the Agents and the Required Banks, which amendment shall, inter alia, modify the financial covenants contained in Section 9.14 thereof on terms satisfactory to the Agents and the Required Banks, (iii) the Borrower shall have delivered to the Agents and the Banks a Core U.S. Centers Occupancy Report and a Liquidity Statement (in each case, as defined in the Credit Agreement after giving effect to this Amendment) for the most recently ended two-week period prior to the Third Amendment Effective Date for which such Core U.S. Centers Occupancy Report and Liquidity Statement have been produced, (iv) the Initial Series B PIK Preferred Stock Financing shall have been consummated in accordance with the respective Initial Series B PIK Preferred Stock Documents (as each such term is defined in the Credit Agreement after giving effect to this Amendment) and all of such Initial Series B PIK Preferred Stock Documents shall be in form and substance satisfactory to the Administrative Agent, and (v) the Parent and the Borrower shall have paid in full to the Agents and the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agents and the Banks to the extent then due.

                  5. In order to induce the Banks to enter into this Amendment, the Parent and the Borrower hereby represent and warrant that (i) no Default or Event of Default exists as of the Third Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) on the Third Amendment Effective Date, both before and after giving effect to this

Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

                  6. The Parent and the Borrower hereby acknowledge and agree to pay to the Administrative Agent all costs, fees and expenses (including, without limitation, the legal fees and expenses of White & Case LLP) incurred by the Administrative Agent in connection with this Amendment.

                  7. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                        HQ GLOBAL HOLDINGS, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        HQ GLOBAL WORKPLACES, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                         BNP PARIBAS, Individually and as
                                            Administrative Agent



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                     BANKERS TRUST COMPANY, Individually
                                        and as Syndication Agent



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    CITICORP REAL ESTATE INC., Individually
                                      and as Documentation Agent





                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                ING (U.S.) CAPITAL LLC, Individually and
                                  as Managing Agent



                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                             FIRST SOURCE LOAN OBLIGATIONS
                                                TRUST


                                             By:  First Source Financial, Inc.,
                                                  its Servicer and Administrator



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                   IBJ WHITEHALL BANK & TRUST
                                      COMPANY (formerly, IBJ Schroder Bank
                                      & Trust Company)



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                         PILGRIM PRIME RATE TRUST

                                         By:  Pilgrim Investments, Inc.,
                                               as its investment manager


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                         PARIBAS CAPITAL FUNDING LLC



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      EUROPEAN AMERICAN BANK



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                        BHF (USA) CAPITAL CORPORATION



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                           BANK AUSTRIA CREDITANSTALT
                                              CORPORATE FINANCE INC.



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           HELLER FINANCIAL, INC.



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           BALANCED HIGH-YIELD FUND II LIMITED


                                           By:  BHF (USA) Capital Corporation,
                                                 as attorney-in-fact



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           SRF TRADING, INC.



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           STEIN ROE & FARNHAM CLO1 LTD.,

                                           By: Stein Roe & Farnham Incorporated,
                                                as Portfolio Manager



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           KZH ING-2 LLC



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           THE ING CAPITAL SENIOR SECURED
                                             HIGH INCOME FUND, L.P.


                                           By:  ING Capital Advisors LLC,
                                                 as Investment Manager


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           THE PROVIDENT BANK



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                      PACIFICA PARTNERS I, L.P.



                                      By:  Imperial Credit Asset Management, as
                                           Investment Manager



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                   LIBERTY-STEIN ROE ADVISOR FLOATING
                                     RATE ADVANTAGE FUND, by Stein Roe
                                     & Farnham Incorporated As Advisor



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                           SRF 2000 LLC



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           SRF  2000 LLC



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           LIBERTY-STEIN ROE ADVISOR FLOATING
                                             RATE ADVANTAGE FUND



                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

Acknowledged and Agreed to by:

HQ NETWORK SYSTEMS, INC.
TRAVEL DISPOSITION COMPANY
EXECUTIVE OFFICE CENTER, INC.
EXECUTIVE OFFICE NETWORK, LTD.
HQPA, INC.
OFFICEWORKS, INC.
RTCCO, INC.
TEXAS SUITES, INC.
VANTAS BETHESDA METRO, INC.
VANTAS BOCA RATON, INC.
VANTAS CORPORATE CENTERS, INC.
VANTAS INTERNATIONAL HOLDINGS, INC.
VANTAS LONG ISLAND, LLC
OFFICEPLUS CORPORATION
VANTAS NEWPORT, INC.
VANTAS NEW YORK, INC.
VANTAS SAN FRANCISCO, INC.
VANTAS SOUTHERN CALIFORNIA, INC.
VANTAS 2300 M, INC.


By:
    ---------------------------------
    Name:
    Title:

                                                                         Annex A
                                                                         -------

                               MERGED SUBSIDIARIES
                               -------------------

Vantas Marketing, Inc.
Vantas Downtown NY, Inc.
Vantas Lexington, Inc.
Vantas 42nd Street, Inc.
Vantas Third Avenue, Inc.
Vantas Rye, Inc.
Vantas White Plains, Inc.
Vantas DC, Inc.
Vantas 2000 L St., Inc.
Vantas 17th Street, Inc.
Vantas Greensboro, Inc.
Vantas Reston, Inc.
Vantas Virginia, Inc.
Vantas Walnut, Inc.
Vantas Costa Mesa, Inc.
Vantas Costa Mesa Executive Offices, Inc.
Vantas Bethesda, Inc.
Vantas 7799 Leesburg, Inc.
Vantas 8150 Leesburg, Inc.
Vantas 1655 North Fort Meyer, Inc.
Vantas 211 North Union, Inc.
Vantas 2 Wisconsin, Inc.
Vantas Atlanta, Inc.
Vantas Realty Brokerage, Inc.
Vantas Michigan, Inc.
Vantas Phoenix, Inc.
Vantas Massachusetts, Inc.
Vantas Colorado, Inc.
Vantas Georgia, Inc.
Vantas Illinois, Inc.
Vantas 4643 South Ulster Street, Inc.
Vantas Chicago, Inc.
Vantas Cincinnati, Inc.
Vantas Cleveland, Inc.
Vantas Pittsburgh, Inc.
Vantas Northeast Ohio, Inc.
Vantas Ohio, Inc.
Vantas Dallas, Inc.
Vantas New Jersey, Inc.
Vantas South Central, Inc.
Vantas Los Angeles, Inc.
Vantas Avenue of the Stars, Inc.
Vantas Carlsbad, Inc.

                                                                         Annex A
                                                                         -------
                                                                          Page 2

Vantas Portland, Inc.
Vantas Alabama, Inc.
Vantas Las Colinas, Inc.
Vantas Texas, Inc.
Vantas Conway Park, Inc.
Vantas Williams Square, Inc.
Vantas Management Texas, Inc.
Vantas Services Plus, Inc.
Vantas 222, Inc.
Vantas Holdings Two, Inc.
Vantas Holdings One, Inc.
Vantas Irvine, Inc.
Vantas Cuyahoga, Inc.
Vantas Pleasanton, Inc.
Vantas Austin, Inc.
Vantas Long Beach, Inc.
Vantas Durham, Inc.
Vantas Tampa Bay, Inc.
Vantas California, Inc.
Vantas Charlotte Tryon, Inc.
Vantas Corporate Centers, Inc.
Vantas West End, Inc.
Vantas Perimeter, Inc.
Vantas Pacific, Inc.
Vantas Northern California, Inc.
Vantas West Wacker, Inc.
Vantas Rosemont, Inc.
Vantas Oakbrook Terrace, Inc.
Vantas Franklin Park, Inc.
Vantas Metro Center, Inc.
Vantas Manhattan, Inc.
Vantas Penn Plaza, Inc.
Vantas Pennsylvania, Inc.
Vantas North Michigan, Inc.
Vantas Kirkland, Inc.
Vantas Addison, Inc.
Vantas Charlotte Coliseum, Inc.
Vantas Interlocken, Inc.
Vantas Chicago (Lisle), Inc.
Vantas Highland Oaks, Inc.
Vantas Orlando, Inc.
Vantas Peachtree Road, Inc.
Vantas Powers Ferry Road, Inc.
Vantas Central Parkway, Inc.
Vantas Bellevue, Inc.

                                                                         Annex A
                                                                         -------
                                                                          Page 3

Vantas Boston, Inc.
Vantas Century City, Inc.
Vantas Wacker Drive, Inc.
Vantas Chicago-Itasca, Inc.
Vantas Dallas Parkway, Inc.
Vantas Democracy Plaza, Inc.
Vantas Denver, Inc.
Vantas American Center, Inc.
Vantas Detroit-Novi, Inc.
Vantas Fair Oaks, Inc.
Vantas Houston, Inc.
Vantas King Street, Inc.
Vantas Century Boulevard, Inc.
Vantas Miami, Inc.
Vantas Park Avenue, Inc.
Vantas Oakbrook, Inc.
Vantas Paradise Valley, Inc.
Vantas Pennsylvania Avenue, Inc.
Vantas Phoenix Plaza, Inc.
Vantas Phoenix-Camelback, Inc.
Vantas Sunset Hills Road, Inc.
Vantas California Street, Inc.
Vantas Seattle, Inc.
Vantas Tyson's Corner, Inc.
Vantas Washington, Inc.
Vantas Fountainhead, Inc.
Vantas Holdings, Inc.
Vantas Management Virginia, Inc.
Vantas Computer Services, Inc.
Vantas Travel, Inc.
Vantas Office Concepts, Inc.
Vantas Embarcadero, Inc.
Vantas Meridian, Inc.
Vantas Proscenium, Inc.
Vantas Redwood Shores, Inc.
Vantas Faneuil Hall, Inc.
Vantas Mission Valley, Inc.
Vantas Miracle Mile, Inc.
Vantas San Diego, Inc.
Vantas Carlsbad (Pacific), Inc.
Vantas Warner, Inc.
Vantas Jamboree, Inc.
Vantas Las Vegas, Inc.
Vantas Portland Kruseway, Inc.
Vantas Deerfield, Inc.

                                                                         Annex A
                                                                         -------
                                                                          Page 4

Vantas Denver 16th Street, Inc.
Vantas Congress, Inc.
Vantas Dublin, Inc.
Vantas Boston-Waltham, Inc.
Vantas Livonia, Inc.
Vantas Loop South, L.L.C.
Vantas Mopac, L.L.C.
Vantas Skokie, L.L.C.
Chicago Suites inc.
Brmcorp, Inc.
Cenco, Inc.
MCCO, Inc.
ISCO, Inc.
TYCO, Inc.
CCCO, Inc.
San Francisco Office Network
Kiowa, Inc.
HQ Business Centers of North Carolina, Inc.
Officeworks Nevada, Inc.
Overfield Balck Associates, Inc.
Van Loan Framingham, LLC
Boca LLC

                                  SCHEDULE XXII




-----------------------------------------------------------------------------------------------------------------------

                                                                 JURISDICTION                        ORGANIZATIONAL
                                                                      OF            TYPE OF          IDENTIFICATION
COMPANY NAME                          STOCKHOLDER                ORGANIZATION     ORGANIZATION           NUMBER
-----------------------------------------------------------------------------------------------------------------------

HQ Global Holdings, Inc.              N/A                        DE               Corporation           3234036
-----------------------------------------------------------------------------------------------------------------------
HQ Global Workplaces, Inc.            HQ Global Holdings,        DE               Corporation           3234033
("HQGW")                              Inc.
-----------------------------------------------------------------------------------------------------------------------
HQ Network Systems, Inc.              HQGW                       DE               Corporation           2283629
-----------------------------------------------------------------------------------------------------------------------
Travel Disposition Company            HQGW                       DE               Corporation           2773161
(f/k/a The Travel Desk,
Corporation)
-----------------------------------------------------------------------------------------------------------------------
Executive Office Center, Inc.         HQGW                       GA               Corporation           A703068
-----------------------------------------------------------------------------------------------------------------------
Executive Office Network, Ltd.        HQGW                       CA               Corporation          00667072
(Trade Name:  Executive Office
Network Ltd. (EON))
-----------------------------------------------------------------------------------------------------------------------
HQPA, Inc.                            HQGW                       DC               Corporation           970434
-----------------------------------------------------------------------------------------------------------------------
OfficeWorks, Inc.                     HQGW                       UT               Corporation         1994091790X
-----------------------------------------------------------------------------------------------------------------------
RTCCO, Inc.                           HQGW                       VA               Corporation           0414795
-----------------------------------------------------------------------------------------------------------------------
Texas Suites, Inc.                    HQGW                       DE               Corporation           2950460
-----------------------------------------------------------------------------------------------------------------------
Vantas Bethesda Metro, Inc.           HQGW                       VA               Corporation           0429497
-----------------------------------------------------------------------------------------------------------------------
Vantas Boca Raton, Inc.               HQGW                       DE               Corporation           2933167
-----------------------------------------------------------------------------------------------------------------------
Vantas Corporate Centers, Inc.        HQGW                       TX               Corporation         0066514700
-----------------------------------------------------------------------------------------------------------------------
Vantas International Holdings,        HQGW                       DE               Corporation           2966698
Inc.
-----------------------------------------------------------------------------------------------------------------------
Vantas Long Island, LLC (Trade        HQGW                       NY               Limited               1924330
Name:  Vantas Long Island,                                                        Liability
L.L.C.                                                                            Company
-----------------------------------------------------------------------------------------------------------------------
OfficePlus Corporation (Trade         HQGW                       MO               Corporation          00277703
name: Vantas Midwest, Inc.)
-----------------------------------------------------------------------------------------------------------------------
Vantas Newport, Inc.                  HQGW                       DE               Corporation           3067074
-----------------------------------------------------------------------------------------------------------------------
Vantas New York, Inc.                 HQGW                       NY               Corporation           1217221
-----------------------------------------------------------------------------------------------------------------------
Vantas San Francisco, Inc.            HQGW                       DE               Corporation           2856315
-----------------------------------------------------------------------------------------------------------------------
Vantas Southern California, Inc.      HQGW                       CA               Corporation          01290286
-----------------------------------------------------------------------------------------------------------------------
Vantas 2300 M, Inc.                   HQGW                       DC               Corporation           961720
-----------------------------------------------------------------------------------------------------------------------
Madero Office Center                  HQGW                       Argentina        Corporation             N/A
SRL(1)
-----------------------------------------------------------------------------------------------------------------------
International Business Services       HQGW                       Argentina        Corporation0            N/A
SRL(1)
-----------------------------------------------------------------------------------------------------------------------
OmniOffices (UK) Limited (2)          HQGW                       England          Corporation           3540718
-----------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------
OmniOffices(Lux) 1929 Holding         HQGW                       Luxembourg       Corporation           68,939
Company ("OmniOffices
(Lux)")
-----------------------------------------------------------------------------------------------------------------------
HQ Holdings Limited                   Omni(UK)                   England          Corporation           3144719
-----------------------------------------------------------------------------------------------------------------------
Swallowfield Office Services          HQ Holdings Limited        England          Corporation           2322581
Limited
-----------------------------------------------------------------------------------------------------------------------
HQ Serviced Offices (UK) Ltd.         HQ Holdings Limited        England          Corporation           3318684
-----------------------------------------------------------------------------------------------------------------------
HQ Executive Offices (South           HQ Holdings Limited        England          Corporation           3316425
Hampton Limited).
-----------------------------------------------------------------------------------------------------------------------
HQMerc UK Management                  HQ Holdings Limited        England          Corporation           3618545
Limited
-----------------------------------------------------------------------------------------------------------------------
HQ Developments (UK) Limited          HQ Holdings Limited        England          Corporation           3734778
-----------------------------------------------------------------------------------------------------------------------
HQ Executive Offices (UK) Ltd.        HQ Holdings Limited        England          Corporation           3143505
-----------------------------------------------------------------------------------------------------------------------
Lambert Smith Hampton                 HQ Holdings Limited        England          Corporation           3174620
Serviced Offices Limited
-----------------------------------------------------------------------------------------------------------------------
HQ (Lombard Street) Limited           HQ Holdings Limited        England          Corporation           3143496
-----------------------------------------------------------------------------------------------------------------------
HQ Executive Suites (UK) LTD.         HQ Holdings Limited        England          Corporation           3316454
-----------------------------------------------------------------------------------------------------------------------
OmniOffices (Lux) Investment          OmniOffices(Lux)           Luxembourg       Corporation           68,940
Company SA
-----------------------------------------------------------------------------------------------------------------------
OmniOffices Buero-Service             OmniOffices(Lux)           Austria          Corporation             N/A
GmbH                                  Investment
-----------------------------------------------------------------------------------------------------------------------
OmniOffices (DE) Bueroservice         OmniOffices(Lux)           Germany          Corporation             N/A
GmbH ("OmniOffices (DE)")             Investment
-----------------------------------------------------------------------------------------------------------------------
HQ Business Centers GmbH              OmniOffices(DE)            Germany          Corporation             N/A
Bueroservice
-----------------------------------------------------------------------------------------------------------------------
HQ Frankfurt Business Centers         OmniOffices(DE)            Germany          Corporation             N/A
GmbH Bueroservice
-----------------------------------------------------------------------------------------------------------------------
HQ Global Workplaces Espana           OmniOffices(Lux)           Spain            Corporation             N/A
SL                                    Investment
-----------------------------------------------------------------------------------------------------------------------
HQ Global Workplaces                  OmniOffices(Lux)           Netherlands      Corporation             N/A
Nederland BV                          Investment
-----------------------------------------------------------------------------------------------------------------------
Aracena Investments BV                OmniOffices(Lux)           Netherlands      Corporation             N/A
                                      Investment
-----------------------------------------------------------------------------------------------------------------------
Vantas Holdings de Mexico SRL         Vantas International       Mexico           Corporation             N/A
de CV                                 Holdings
-----------------------------------------------------------------------------------------------------------------------
Vantas de la Ciudad Mexico SRL        Vantas International       Mexico           Corporation             N/A
de CV                                 Holdings
-----------------------------------------------------------------------------------------------------------------------
Centro Corporativo de Mexico          Vantas International       Mexico           Corporation             N/A
SA DE CV                              Holdings
-----------------------------------------------------------------------------------------------------------------------
Centro de Negocios de la              Vantas International       Mexico           Corporation             N/A
Ciudad de Mexico SA de CV             Holdings
-----------------------------------------------------------------------------------------------------------------------
Centro de Negocios Polanco SA         Vantas International       Mexico           Corporation             N/A
de CV                                 Holdings
-----------------------------------------------------------------------------------------------------------------------
HQ Global Holding France SAS          Vantas International       France           Corporation             N/A
                                      Holdings
-----------------------------------------------------------------------------------------------------------------------
HQ Global France E.U.R.L.             HQ Holdings France         France           Corporation             N/A
                                      SAS
-----------------------------------------------------------------------------------------------------------------------
HQ Global La Defense SA(3)            HQ Global France           France           Corporation             N/A
                                      E.U.R.L.
-----------------------------------------------------------------------------------------------------------------------
HQ Global Montpelier SA(3)            HQ Global France           France           Corporation             N/A
                                      E.U.R.L.
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
HQ Global Provence SA(3)              HQ Global France           France           Corporation             N/A
                                      E.U.R.L.
-----------------------------------------------------------------------------------------------------------------------
HQ Global Sophia -Antipolis           HQ Global France        .  France           Corporation             N/A
SA(3)                                 E.U.R.L.
-----------------------------------------------------------------------------------------------------------------------
HQ Global Vendome S.A.R.L.            HQ Holdings France         France           Corporation             N/A
                                      SAS (48%)/HQ Global
                                      La Defense(52%)
-----------------------------------------------------------------------------------------------------------------------
HQ Canada Management Corp*            HQGW                       Canada           Corporation             N/A
-----------------------------------------------------------------------------------------------------------------------
HQ Canada GP Corp*                    HQGW                       Canada           Corporation             N/A
-----------------------------------------------------------------------------------------------------------------------



   (1) One quota is owned by a local attorney to comply with local law.
   (2) Former owners/directors Peter Kersham and Peter Allport each own 1 share.
   (3) One share is owned by a local attorney and each of the directors of the company to comply with local law.
*Formed for a Conadian joint venture that was not consummated. Subsidiary contains no assets.